UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 19, 2021 (July 15, 2021)

SITO MOBILE, LTD

(Exact name of Registrant as Specified in its charter)

Delaware	001-37535	13-4122844
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Town Square Place #204, Jersey City NJ	07310
(Address of principal executive offices)	(Zip Code)

(201) 275-0560

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	SITOQ	OTC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 8.01:	Other Events.

As previously disclosed, on October 8, 2020 (the “Petition Date”), SITO Mobile, Ltd. (the “Company”) and its direct and indirect domestic subsidiaries SITO Mobile Solutions, Inc., and SITO Mobile R&D IP, LLC (collectively with the Company, the “Debtors”), filed voluntary petitions for relief under chapter 11 of title 11 (“Chapter 11”) of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of New Jersey (the “Bankruptcy Court”). The Chapter 11 cases are being jointly administered under Case No. 20-21435, Case No. 20-21436 and Case No. 20-21437 (the “Chapter 11 Cases”).

On June 9, 2021, the Debtors filed an initial proposed Joint Chapter 11 Plan of Reorganization of the Debtors (the “Proposed Plan”) and a related proposed form of Disclosure Statement (the “Proposed Disclosure Statement”). On July 15, 2021, the Debtors filed an Amended Proposed Plan and Amended Proposed Disclosure Statement describing, among other things, the Proposed Plan; the Debtors contemplated financial restructuring (the “Restructuring”); the events leading to the Chapter 11 Cases; certain events that have occurred or are anticipated to occur during the Chapter 11 Cases, including the anticipated solicitation of votes to approve the Proposed Plan from certain of the Debtors’ creditors; and certain other aspects of the Restructuring. This notice is being provided as a result of the entry, on July 20, 2021, of an order authorizing the Debtors to solicit acceptance of their Amended Proposed Plan, and scheduling a hearing before the Bankruptcy Court for September 14, 2021, at 10:30 a.m. EST, for the Bankruptcy Court to consider final approval of the Amended Proposed Plan and Amended Proposed Disclosure Statement, and to appoint the Court Administrator, Daniel M. Stolz of Genova Burns LLC.

The Amended Proposed Plan and Amended Proposed Disclosure Statement, as well as other Bankruptcy Court filings and information about the Chapter 11 Cases can be requested by email from Debtor’s bankruptcy counsel, Donald W. Clarke of Genova Burns LLC, at dclarke@genovaburns.com. In addition, investors will be able to obtain free copies of this document, and other documents filed with the Securities and Exchange Commission (“SEC”) by the Company, through the website maintained by the SEC at www.sec.gov, or by going to the Company’s Investor Relations web page at https://ir.sitomobile.com/.

Neither the Debtors’ filing of the Amended Proposed Plan and Amended Proposed Disclosure Statement, nor this Current Report, is a solicitation of votes to accept or reject the Amended Proposed Plan. Votes on the Amended Proposed Plan may not be solicited until a disclosure statement has been approved by the Bankruptcy Court. Any such solicitation will be made pursuant to and in accordance with applicable law, including orders of the Bankruptcy Court. The Amended Proposed Disclosure Statement has been submitted to the Bankruptcy Court for approval but has not been approved by the Bankruptcy Court to date. Information contained in the Amended Proposed Plan and the Amended Proposed Disclosure Statement is subject to change, whether as a result of amendments or supplements to the Amended Proposed Plan or Amended Proposed Disclosure Statement, third-party actions, or otherwise, and should not be relied upon by any party. The documents and other information available via website or elsewhere are not part of this Current Report and shall not be deemed incorporated herein.

Cautionary Information Regarding Trading in the Company’s Securities

The Company cautions that trading in the Company’s securities during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by the holders of the Company’s securities in the Chapter 11 cases.

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Cautionary Statement Concerning Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, as amended, based on our current expectations, estimates and projections about our operations, financial condition, results of operations, and liquidity. Statements containing words such as “may,” “believe,” “anticipate,” “expect,” “intend,” “plan,” “project,” “estimate,” or similar expressions constitute forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding expectations and beliefs about the timing and execution of the Company’s strategic transactions; the Company’s strategy, risks, and uncertainties associated with the Chapter 11 Cases; and the operating expectations during the pendency of the Chapter 11 Cases. The Company’s expectations and beliefs regarding these matters may not materialize. Actual outcomes and results may differ materially from those contemplated by these forward-looking statements as a result of uncertainties, risks, and changes in circumstances, including, but not limited to, risks and uncertainties related to: the decisions of the Bankruptcy Court; negotiations with the Company’s creditors and any committee approved by the Bankruptcy Court; the Company’s ability to obtain Bankruptcy Court approval of motions filed in the Chapter 11 Cases; the effects of the Chapter 11 Cases on the Company and on the interests of various constituents; the outcome of the Chapter 11 Cases; the length of time the Company will operate under the Chapter 11 Cases; risks associated with third-party motions in the Chapter 11 Cases; uncertainty associated with evaluating and completing any strategic or financial alternative as well as the Company’s ability to implement and realize any anticipated benefits associated with any alternative that may be pursued; the consequences of the acceleration of the Company’s debt obligations; the trading price and volatility of the Company’s common stock; and the risks related to trading on the OTC Pink Market. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management’s analysis only as of the date hereof. Such forward-looking statements are not guarantees of future performance or results and involve risks and uncertainties that may cause actual performance and results to differ materially from those predicted. Reported results should not be considered an indication of future performance. Except as required by law, the Company undertakes no obligation to publicly release the results of any revision to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SITO MOBILE, LTD.
(Registrant)

By:	/s/ Thomas Candelaria
Name: Thomas Candelaria Title: Chief Executive Officer

Date: July 20, 2021

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